KeyCorp Second Quarter 2025 Earnings Review July 22, 2025 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer

2Q25 Results

Differentiated Fee Businesses Focused on Targeted Scale

+10%

Noninterest Income Growth YoY

$64Bn

In Assets Under Management[1]

Driving New Relationships Focused on Primacy

+3%

Commercial Loan Growth QoQ

+2%

Client Deposits and Net New Relationship Household Growth YoY

Risk Management Excellence

39bps

NCOs / Average Loans, down 4bps QoQ

66bps

NPAs / Loans + OREO, down 1bp QoQ

Strengthening the Balance Sheet

11.7%

Common Equity Tier 1[2], up ~120bps YoY

10.0%

Marked Common Equity Tier 1[2],[3], up ~270bps YoY

(1) as of 6/30/2025; (2) 6/30/2025 ratio is estimated; (3) Adjusted for unrealized AFS Securities and Pension losses and non-GAAP measure: see appendix for reconciliation

2

Financial Review

2Q25 Highlights Reported QoQ ▪ EPS of $0.35, up 6% QoQ and up 40% YoY ▪ Revenue up 4% QoQ and up 21% YoY – Net interest income up 4% QoQ and up 28% YoY – NIM of 2.66% up 8 basis points QoQ – Noninterest income up 3% QoQ and up 10% YoY ▪ Noninterest expenses up 2% QoQ and up 7% YoY – Implies 14% of total operating leverage and 3% of fee- based operating leverage on a YoY basis ▪ Period-end loans up 2% QoQ ▪ Credit quality metrics remained stable to improved across NCOs, NPLs, criticized loans and delinquencies ▪ CET1 ratio relatively stable at 11.7%(2) ▪ Tangible book value per common share increased 27% YoY YoY $ in millions, excluding per share metrics From continuing operations, unless otherwise noted EPS $ 0.35 6.1% 40.0 % Net Interest Income (TE) (1) $ 1,150 4.1% 27.9 % Noninterest Income $ 690 3.3% 10.0 % Revenue (TE) (1) $ 1,840 3.8% 20.6 % Noninterest Expense $ 1,154 2.0% 7.0 % Provision for Credit Losses $ 138 16.9% 38.0 % CET1(2) 11.7% (11) bps 120 bps Cash Efficiency Ratio(1) 62.4% (106) bps (780) bps ROTCE(1) 11.1% (15) bps 70 bps Tangible Book Value per Common Share $ 12.83 3.5% 26.7% (1) Non-GAAP measure: see appendix for reconciliation; (2) 6/30/2025 ratio is estimated 4

$104.8 $1.7 $0.5 $(0.3) $(0.1) $(0.2) $106.4 3/31/25 C&I CRE Residential Mortgage Comm'l Lease Other Consumer 6/30/25 ▪ ~66% variable rate, or 44% after adjusting for loans swapped to a fixed rate; loan yields would have been 5.84% in second quarter 2025 excluding the impact from hedges(3) ▪ ~91% of commercial loans are made to clients who do additional business with Key(4) ▪ ~56% of the C&I portfolio is investment grade; Consumer book has a 767 weighted average FICO at origination ▪ C&I line utilization: 32% in 2Q25 (up 50bps from 1Q25) ▪ Average loans up $1.4Bn – Increase in average commercial loans (+2.7%) primarily driven by an increase in C&I loans, and to a lesser extent CRE loans – Partially offset by a decline in total consumer loans (-1.8%), primarily reflective of the intentional run-off of low-yielding consumer mortgage loans vs. Prior Quarter Portfolio Highlights Note: Graphs may not foot due to rounding (1) CRE includes real estate – commercial mortgage and real estate – construction; (2) Other Consumer includes home equity loans, credit cards, and other consumer loans; (3) Non-GAAP measure: see appendix for reconciliation; (4) Defined as capital markets, payments or deposits Average Loans Consumer Commercial Loan Yield $ in billions QoQ Ending Balances by Type 5 $109.0 $106.2 $104.7 $104.4 $105.7 $75.1 $73.1 $72.1 $72.4 $74.3 $33.9 $33.2 $32.6 $32.0 $31.4 5.66% 5.73% 5.55% 5.47% 5.51% 2Q24 3Q24 4Q24 1Q25 2Q25 3/ 5 6/ / 5CRE(1) ther(2) c

Average Deposits

$ in billions



$144.2
$147.8
$149.7
$148.5
$147.4
Other(1)
Commercial
$57.4
$58.7
$59.7
$57.4
$55.9
Total deposit cost
2.28%
2.39%
2.18%
2.06%
1.99%
Consumer
$85.4
$86.4
$87.5
$88.3
$88.0
2Q24
3Q24
4Q24
1Q25
2Q25

2Q25 Product Mix



Time deposits
Savings
MMDA
11%
3%
29%
19%
Noninterest-bearing
39%
Demand
23% including hybrid accounts

2Q25 Interest-Bearing Mix



Managed Commercial
Treasury / Other
7%
3%
Consumer ex term products
36%
Indexed Commercial
29%
7%
18%
Wealth & Other Consumer
Consumer term products(2)

Note: Graphs may not foot due to rounding
(1) Other includes treasury brokered deposits and other deposits; (2) Includes MMDA promos and retail CDs; (3) Cumulative beta indexed to 3Q24; (4) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

vs. Prior Quarter

- **Average deposits down 0.7%**
  - Driven by a reduction in higher-cost commercial client balances and retail CDs
  - Consumer deposits excluding CDs up 1.5%
- **Total deposit costs declined by 7 basis points**
  - Interest-bearing deposit costs declined by 9 basis points
  - **Cumulative** down interest-bearing **deposit beta: ~55%**[3]

Deposit Franchise Highlights

- **Client deposits up 2% year-over-year**
- **NIB deposits:** 23% of total deposits including hybrid accounts
- **Commercial deposit balances driven by relationship clients**
  - 79% of commercial deposits in core operating accounts
  - 95% of commercial deposits have an operating account
- **Loan-to-deposit ratio: 73%**[4]

6

$1,105 $13 $9 $8 $6 $9 $1,150 Beta Mgmt & Rate Impacts Swap Maturities Fixed-Rate Securities Repricing Balance Sheet Mix Day Count & Other $899 $964 $1,061 $1,105 $1,150 2.04% 2.17% 2.41% 2.58% 2.66% Net Interest Income (TE) Net Interest Margin (TE) 2Q24 3Q24 4Q24 1Q25 2Q25 TE = Taxable equivalent; Note: NII and NIM walks may not foot due to rounding (1) Non-GAAP measure: see appendix for reconciliation Net Interest Income and Margin (TE)(1) +4% +28% NII Walk (TE) NIM Walk (TE) 7 2.58% 3 bps 2 bps 2 bps 2 bps (1) bps 2.66% Beta Mgmt & Rate Impacts Swap Maturities Fixed-Rate Securities Repricing Balance Sheet Mix Other From continuing operations, $ in millions 1Q25 2Q25 1Q25 2Q25

Noninterest Income

$ in millions; Illustrative, not drawn to scale



+10% YoY
$627
$668
$690
2Q24
1Q25
2Q25

Noninterest Income Detail

	2Q24	1Q25	2Q25	% change YoY	% change QoQ
Investment Banking & Debt Placement	$126	$175	$178	41%	2%
Trust & Investment Services	139	139	146	5%	5%
Cards & Payments	85	82	85	—	4%
Corporate Services	68	65	76	12%	17%
Service Charges on Deposits	66	69	73	11%	6%
Commercial Mortgage Servicing	61	76	70	15%	(8)%
Other[1]	82	62	62	(24)%	—

(1) Other includes Corporate-Owned Life Insurance Income, Consumer Mortgage Income, Operating Lease Income and Other Leasing Gains, Net Securities Gains (Losses), and Other Income

vs. Prior Year

- **Noninterest income up $63MM (+10%)**
  - Investment banking and debt placement fees were $178MM (+41%), reflecting higher syndications, commercial real estate, and equity issuance activity
    - Second best first half in our company's history
  - Commercial mortgage servicing fee growth reflects record special servicing balances
  - Commercial payments fee-equivalent revenue grew 9%
  - Record AUM ($64Bn) and record first half of the year in mass affluent segment sales production
  - Partly offset by a decrease in other income (-$20MM), mainly from lower operating lease income and fixed income trading

8

Noninterest Expense

$ in millions



$1,079
$1,131
$1,154
$5(2)
Non-personnel (1)
$438
$451
$449
Personnel
$636
$680
$705
2Q24
1Q25
2Q25

	% change	
	YoY	*QoQ*
Total	*+7%*	*+2%*
Non-personnel	*+3%*	—
Personnel	*+11%*	*+4%*

vs. Prior Year

- **Noninterest expense up $75MM (+7%), or 6% excluding a $10MM charitable contribution**
  - Driven by higher personnel expense (+$69MM), primarily related to incentive compensation associated with strong fee generation and continued investments in people, as well as higher other business services and professional fees (+$11MM)
    - On pace to increase front-line bankers and client advisors by ~10% in 2025

vs. Prior Quarter

- **Noninterest expense increase of $23MM**
  - Driven by personnel expense (+$25MM), primarily related to incentive compensation associated with strong fee generation and continued investments in people, as well as business services and professional fees (+ $8MM)
  - Partly offset by a decrease in other expense (-$15MM)

(1) 2Q24 excludes FDIC special assessment; (2) FDIC Special Assessment, please see slide 21 for breakout on Selected Items Impact on Earnings

9

0.26% 0.17% 0.20% 0.27% 0.25% 0.13% 0.16% 0.09% 0.08% 0.07% 30-89 days delinquent 90+ days delinquent 2Q24 3Q24 4Q24 1Q25 2Q25 $6,973 $6,841 $6,337 $6,265 $6,062 6.5% 6.5% 6.1% 6.0% 5.7% Criticized Outstandings Criticized Outstandings to Period-end Total Loans 2Q24 3Q24 4Q24 1Q25 2Q25 $727 $741 $772 $700 $707 0.68% 0.70% 0.74% 0.67% 0.66% NPAs NPAs to Period-end Total Loans plus OREO and other NPAs 2Q24 3Q24 4Q24 1Q25 2Q25 (1) Nonperforming assets to period-end portfolio loans plus OREO and other nonperforming assets; (2) Loan and lease outstandings $ in millions Net Charge-offs (NCOs) & Provision for Credit Losses Delinquencies to Period-end Total Loans Criticized Outstandings(2) to Period-end Total Loans $ in millions; Continuing Operations Nonperforming Asset (NPA) Ratio(1) $ in millions Credit Quality Continuing Operations 10 $91 $154 $114 $110 $102$100 $95 $39 $118 $138 0.34% 0.58% 0.43% 0.43% 0.39% NCOs Provision for credit losses NCOs to Average Loans 2Q24 3Q24 4Q24 1Q25 2Q25

$(2.8) $(2.5) $(2.3) $(2.1) $(2.4) $(2.2) $(2.1) $(2.0) 7.3% 8.6% 9.7% 9.9% 10.0% 2Q24 3Q24 4Q24 1Q25 2Q25 10.5% 10.8% 11.9% 11.8% 11.7% 2Q24 3Q24 4Q24 1Q25 2Q25 5.2% 6.2% 7.0% 7.4% 7.8% 2Q24 3Q24 4Q24 1Q25 2Q25 $ in billions Tangible Common Equity Ratio(2) Common Equity Tier 1(1) Projected AOCI Impacts (Forward Curve) (1) 6/30/2025 ratio is estimated. As of January 1, 2025, the CECL optional transition provision had been fully phased-in. Amounts prior to January 1, 2025, reflect Key's election to adopt the CECL optional transition provision; (2) Non-GAAP measure: see appendix for reconciliation; (3) Projected AOCI assumes ~2 rate cuts in 2025, ~3 cuts in 2026, and 2-5 year UST rates slightly steeper Capital ~15% Forward Rates(3)AOCI Position 3/31/25 ~10% 12/31/25 12/31/26 AFS AOCI Other AOCI Marked Common Equity Tier 1(2) 6/30/25 ~120bps ~10% ~260bps ~270bps 11

2025 Outlook FY2025 (vs. FY2024) Ranges are shown on an operating basis (1) Represents a forward-looking Non-GAAP measure: Refer to slide 22, "Forward-Looking Statements and Additional Information," for more information.; (2) Non-GAAP measure: Adjusted noninterest income for 2024 excludes $1,836MM from losses on sale of securities and the Scotiabank investment agreement valuation; (3) Non-GAAP measure: Adjusted noninterest expense for 2024 excludes $25MM from FDIC special assessment. See slide 21 for breakout on Selected Items Impact on Earnings; (4) Reflects the estimated full year taxable-equivalent adjustment $ in millions, unless otherwise stated 2024 Baseline $107.7Bn $104.3Bn $71.9Bn down 1 – 3% (previously down 2 – 5%) up ~2% vs. YE 2024 (previously Flat vs. YE 2024) up ~5% (previously up 2 – 4%) Average Loans Ending Loans PE Commercial Loans $2,645(2) up 5%+Adjusted Noninterest Income(1) $4,520(3) up 3 – 5%Adjusted Noninterest Expense(1) $3,810 up 20 – 22% (previously up ~20%) 11%+ 4Q25 vs. 4Q24 (previously 10%+ 4Q25 vs. 4Q24) ~2.75% in 4Q25 (previously 2.70%+ in 4Q25) Net Interest Income (TE) (1) Net Interest Margin ~21 – 22% ~23 – 24% GAAP Tax Rate Tax-equivalent Effective Rate(4) 41 bps 40 – 45 bpsNCOs to Average Loans 12

Appendix

Balance Sheet Management Detail

Fixed-rate Asset Repricing Tailwinds – 3Q25 to 2026

$ in billions	3Q25	4Q25	1Q26	2Q26	3Q26	4Q26	2025	2026
Projected receive-fixed swaps maturities	$0.4	$1.4	$2.8	$2.2	$2.2	$1.9	$1.8	$9.1
Weighted-average rate received (%)	2.19%	1.96%	2.63%	2.95%	2.82%	2.73%	2.01%	2.78%
Projected fixed rate loans cash flows / maturities	$1.9	$1.7	$1.7	$1.8	$1.8	$1.8	$3.6	$7.0
Weighted-average rate received (%)	3.84%	3.90%	3.96%	4.00%	4.07%	4.14%	3.87%	4.04%
Memo: Projected Residential Mortgages	*$0.7*	*$0.6*	*$0.6*	*$0.6*	*$0.7*	*$0.6*	*$1.3*	*$2.4*
Memo: Weighted-average rate received (%)	*3.44%*	*3.47%*	*3.50%*	*3.55%*	*3.60%*	*3.66%*	*3.45%*	*3.58%*
Projected fixed rate investment securities cash flows / maturities	$1.9	$2.0	$1.9	$2.0	$2.0	$1.9	$3.9	$7.8
Weighted-average rate received (%)	3.31%	3.77%	3.77%	3.48%	3.90%	4.02%	3.55%	3.79%
Memo: Projected fixed rate MBS cash flows / maturities	*$1.2*	*$1.3*	*$1.2*	*$1.3*	*$1.3*	*$1.2*	*$2.5*	*$4.9*
Memo: Weighted-average rate received (%)	*3.49%*	*3.49%*	*3.44%*	*3.45%*	*3.53%*	*3.70%*	*3.49%*	*3.53%*

Average Total Investment Securities



$ in billions
$44.9
$44.5
$45.5
$46.6
$47.8
2.61%
2.98%
3.40%
3.64%
3.71%
$36.8
$36.7
$38.0
$39.3
$40.7
$8.1
$7.8
$7.5
$7.3
$7.0
2Q24
3Q24
4Q24
1Q25
2Q25
Average HTM Securities
Average AFS Securities
Average Yield(2)

Loan Composition[1]



Other
1%
Fixed
34%
O/N SOFR
26%
1M SOFR
21%
Prime
7%
3M SOFR
10%

(1) Based on 6/30/2025 period-end balances; chart may not foot due to rounding; (2) Yield is calculated on an amortized cost basis

14

Hedging Strategy Opportunity $ in billions 6/30/2025 Debt Hedges $10.8 Securities Hedges(2) $9.4 Floor Spreads $3.3 (1) Portfolio as of 6/30/2025, includes already executed forward starting swaps; (2) AFS securities swapped to floating rate Other Hedge Positions ▪ Executed $1.0B of forward-starting receive-fixed swaps that begin accruing from 3Q25 to 4Q25 with a weighted average receive rate of 3.6% 2Q25 ALM Hedge Actions 2.9% 3.1% 3.3% 3.4% 3.4% 3.5% 3.8% 3Q25 4Q25 1Q26 2Q26 YE26 YE27 $0.4 $1.4 $2.8 $2.2 $9.1 $9.7 2.2% 2.0% 2.6% 3.0% 2.8% 3.0% W.A. Receive- fixed Rate Maturing Swaps ($B) W.A. Receive-fixed Rate Receive-fixed Asset Swaps(1) $ in billions; ending balances ▪ Forward starting cash flow hedges of $14.5B – WA receive rate: 3.8% – $5.8B starting in 3Q25 (3.8% WA receive rate) – $6.5B starting in 4Q25 (3.8% WA receive rate) – $2.2B starting in 1Q26 (4.1% WA receive rate) Forward Starting Swaps as of 6/30 15

7.1% 10.7% 4.3% 0.5% 1.5% 1.9% 0.3% C&I CRE Comm'l Lease Resi Mtg Home Equity Credit Cards Other Consumer 0.54% 0.15% 0.27% 4.24% 0.92% (0.02)% (0.02)% C&I CRE Comm'l Lease Resi Mtg Home Equity Credit Cards Other Consumer Credit Quality by Portfolio (3), (4) (3), (4) (3), (4) N/M = Not Meaningful Note: All metrics are as of 6/30/2025 unless otherwise noted; (1) Net loan charge-off amounts are annualized in calculation; (2) Ratios calculated using unrounded figures and therefore may not foot to calculation using rounded figures presented in chart; (3) Loan balances include $220 million of commercial credit card balances at June 30, 2025; (4) Commercial lease financing includes receivables held as collateral for a secured borrowing of $2 million at June 30, 2025. Principal reductions are based on the cash payments received from these related receivables. NCOs to Average Loans (%)(1),(2) ↓ 122bps QoQ ↓ 30bps QoQ 16 Allowance for Credit Losses (ACL) Allowance to NPLs (%)(2) Criticized Outstandings to Period-end Loans (%)(2) 242% 167% 71% 83% N/M N/M N/M C&I CRE Comm'l Lease Resi Mtg Home Equity Credit Cards Other Consumer $1,833 $1,774 $1,699 $1,707 $1,743 1.71% 1.68% 1.63% 1.63% 1.64% ACL ACL to Period-end Loans 2Q24 3Q24 4Q24 1Q25 2Q25

GAAP to Non-GAAP Reconciliation

$ in millions		2Q25			1Q25			2Q24	
Tangible common equity to tangible assets at period end									
Key shareholders' equity (GAAP)	$	19,484		$	19,003		$	14,789	
Less: Intangible assets		2,770			2,774			2,793	
Preferred stock[1]		2,446			2,446			2,446	
Tangible common equity (non-GAAP)	$	14,268		$	13,783		$	9,550	
Total assets (GAAP)	$	185,499		$	188,691		$	187,450	
Less: Intangible assets		2,770			2,774			2,793	
Tangible assets (non-GAAP)	$	182,729		$	185,917		$	184,657	
Tangible common equity to tangible assets ratio (non-GAAP)		7.81	%		7.41	%		5.17	%
Average tangible common equity									
Average Key shareholders' equity (GAAP)	$	19,268		$	18,632		$	14,474	
Less: Intangible assets (average)		2,772			2,777			2,796	
Preferred stock (average)		2,500			2,500			2,500	
Average tangible common equity (non-GAAP)	$	13,996		$	13,355		$	9,178	
Return on average tangible common equity from continuing operations									
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP)	$	387		$	370		$	237	
Average tangible common equity (non-GAAP)		13,996			13,355			9,178	
Return on average tangible common equity from continuing operations (non-GAAP)		11.09	%		11.24%	%		10.39%	%
Return on average tangible common equity consolidated									
Net income (loss) attributable to Key common shareholders (GAAP)	$	389		$	369		$	238	
Average tangible common equity (non-GAAP)		13,996			13,355			9,178	
Return on average tangible common equity consolidation (non-GAAP)		11.15	%		11.21%	%		10.43%	%

(1) Net of capital surplus

17

$ in millions 2Q25 1Q25 2Q24 Pre-provision net revenue Net interest income (GAAP) $ 1,141 $ 1,096 $ 887 Plus: Taxable-equivalent adjustment 9 9 12 Noninterest income 690 668 627 Less: Noninterest expense 1,154 1,131 1,079 Pre-provision net revenue from continuing operations (non-GAAP) $ 686 $ 642 $ 447 Adjusted pre-provision net revenue Pre-provision net revenue from continuing operations (non-GAAP) $ 686 $ 642 $ 447 Plus: Selected items(1) — — 5 Adjusted pre-provision net revenue from continuing operations (non-GAAP) $ 686 $ 642 $ 452 Cash efficiency ratio Noninterest expense (GAAP) $ 1,154 $ 1,131 $ 1,079 Less: Intangible asset amortization 5 5 7 Noninterest expense less intangible asset amortization (non-GAAP) $ 1,149 $ 1,126 $ 1,072 Net interest income (GAAP) $ 1,141 $ 1,096 $ 887 Plus: Taxable-equivalent adjustment 9 9 12 Net interest income TE (non-GAAP) 1,150 1,105 899 Noninterest income (GAAP) 690 668 627 Total taxable-equivalent revenue (non-GAAP) $ 1,840 $ 1,773 $ 1,526 Cash efficiency ratio (non-GAAP) 62.4% 63.5% 70.2% (1) See slide 21 for breakout on Selected Items Impact on Earnings 18 GAAP to Non-GAAP Reconciliation

$ in millions 2Q25 1Q25 2Q24 Noninterest expense adjusted for selected items Noninterest expense (GAAP) $ 1,154 $ 1,131 $ 1,079 Plus: Selected Items(1) — — (5) Noninterest expense adjusted for selected items (non-GAAP) $ 1,154 $ 1,131 $ 1,074 Adjusted income (loss) available from continuing operations attributable to Key common shareholders Income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 387 $ 370 $ 237 Plus: Selected Items (net of tax)(1) — — 4 Adjusted income (loss) available from continuing operations attributable to Key common shareholders (non-GAAP) $ 387 $ 370 $ 241 Diluted earnings per common share (EPS) - adjusted Diluted EPS from continuing operations attributable to Key common shareholders (GAAP) $ 0.35 $ 0.33 $ 0.25 Plus: EPS impact of selected items(1) — — — Diluted EPS from continuing operations attributable to Key common shareholders - adjusted (non-GAAP) $ 0.35 $ 0.33 $ 0.25 (1) See slide 21 for breakout on Selected Items Impact on Earnings 19 GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Reconciliation

CET1 – AOCI Impact[1] (*$ in millions*)	2Q25	1Q25	4Q24	3Q24	2Q24
Common Equity Tier 1 [(A)]	$ 16,774	$ 16,549	$ 16,489	$ 15,043	$ 14,893
Add: AFS and Pension accumulated other Comprehensive income (loss)	(2,476)	(2,601)	(3,032)	(3,118)	(4,530)
Marked Common Equity Tier 1 [(B)]	$ 14,298	$ 13,948	$ 13,457	$ 11,925	$ 10,363
Risk Weighted Assets [(C)]	$ 143,701	$ 140,513	$ 138,296	$ 138,933	$ 142,179
Common Equity Tier 1 Ratio [(A/C)]	11.7 %	11.8 %	11.9 %	10.8 %	10.5 %
Marked CET1 Ratio [(B/C)]	10.0 %	9.9 %	9.7 %	8.6 %	7.3 %

Loan Yields Excluding Impact from Hedges[2]	2Q25	1Q25	4Q24	3Q24	2Q24
Loan Yield	5.5 %	5.5 %	5.6 %	5.7 %	5.7 %
Subtract: Loan Yield Impact of Realized Hedge Gains/(Losses)	(0.3) %	(0.4) %	(0.5) %	(0.7) %	(0.7) %
Loan Yield Excluding Impact from Hedges	5.8 %	5.8 %	6.1 %	6.4 %	6.4 %

(1) Under the current applicable regulatory capital rules, Key has made the AOCI opt out election, which enables us to exclude components of AOCI from regulatory capital, notably the AOCI relative to securities and pension. Marked CET1 ratio is a non-GAAP measure and is calculated based on Common Equity Tier 1 capital, inclusive of the AOCI impact from securities and pension, divided by risk weighted assets. We believe this non-GAAP measure provides useful information in light of the potential for change in the regulatory capital framework; (2) Loan Yields Excluding Impact from Hedges is a non-GAAP metric and is calculated by excluding losses realized on derivatives which hedge the interest rate risk of our loans. We believe this metric is meaningful as it provides information on loan yields excluding the impacts of hedge-related interest rate risk management programs

20

Selected Items Impact on Earnings

Selected Items Impact on Earnings						
$ in millions, except per share amounts	Pretax[1]		After-tax at marginal rate[1]			
Quarter to date results		**Amount**		**Net Income**		**EPS[3][5]**
Three months ended June 30, 2025						
No items	$	—	$	—	$	—
Three months ended March 31, 2025						
No items		—		—		—
Three months ended December 31, 2024						
Loss on sale of securities[2]		(915)		(657)		(0.66)
Scotiabank investment agreement valuation (other income)		(3)		(2)		—
FDIC special assessment (other expense)[4]		3		2		—
Three months ended September 30, 2024						
Loss on sale of securities[2]		(918)		(737)		(0.77)
FDIC special assessment (other expense)[4]		6		5		—
Three months ended June 30, 2024						
FDIC special assessment (other expense)[4]		(5)		(4)		—
Three months ended March 31, 2024						
FDIC special assessment (other expense)[4]		(29)		(22)		(0.02)
Year to date results						
Six months ended June 30, 2025						
No items	$	—	$	—	$	—
Six months ended June 30, 2024						
FDIC special assessment (other expense)[4]		(34)		(26)		(0.02)

(1) Favorable (unfavorable) impact.; (2) After-tax loss on sale of securities for the three months ended September 30, 2024 adjusted to reflect impact of GAAP accounting for income taxes in interim periods, with related adjustments recorded in the fourth quarter of 2024.; (3) Impact to EPS reflected on a fully diluted basis.; (4) In November 2023, the FDIC issued a final rule implementing a special assessment on insured depository institutions to recover the loss to the FDIC's deposit insurance fund (DIF) associated with protecting uninsured depositors following the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the initial loss estimate related to the special assessment during the fourth quarter of 2023. Amounts reflected for the three-months ended March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024, represent adjustments from initial estimates based on quarterly invoices received from the FDIC. ; (5) Earnings per share may not foot due to rounding.

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This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2024, and in subsequent filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Non-GAAP Measures. This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Key’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation, the financial supplement, or the press release related to this presentation, all of which can be found on Key’s website (www.key.com/ir). Forward-Looking Non-GAAP Measures. From time to time we may discuss forward-looking non-GAAP financial measures. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant for future results. Annualized Data. Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. Taxable Equivalent. Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at the federal statutory rate. This adjustment puts all earning assets, most notably tax-exempt municipal securities, and certain lease assets, on a common basis that facilitates comparison of results to results of peers. Earnings Per Share Equivalent. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain income or expense items is disclosed separately, the after-tax amount is computed using the marginal tax rate, unless otherwise specified, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles Forward-looking Statements and Additional Information 22